UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                    811-21309

Advent Claymore Convertible Securities and Income Fund

(Exact name of registrant as specified in charter)

1065 Avenue of the Americas, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1065 Avenue of the Americas, New York, NY 10018

(Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 479-0675

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report April 30, 2010 (Unaudited)	Advent Claymore Convertible Securities and Income Fund	AVK

www.claymore.com/avk

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent Claymore Convertible Securities and Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/avk, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | April 30, 2010

AVK l Advent Claymore Convertible Securities and Income Fund

Dear Shareholder |

Tracy V. Maitland President and Chief Executive Officer
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual period ended April 30, 2010.

Advent Capital Management, LLC serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2010, Advent managed approximately $5.25 billion in assets.

Claymore Securities, Inc. (“Claymore”) serves as the Servicing Agent to the Fund. Claymore Securities, Inc. is an affiliate of Claymore Advisors, LLC, the Fund’s Administrator. Claymore and its associated entities are wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”), a global diversified financial services firm with more than $100 billion in assets under supervision. Claymore Securities, Inc. offers strategic investment solutions for financial advisors and their clients. In total, Claymore entities provide supervision, management, or servicing on approximately $15.9 billion in assets as of March 31, 2010.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ending April 30, 2010, the Fund generated a total return based on market price of 28.27% and a return of 22.56% based on NAV.

As of April 30, 2010, the Fund’s market price of $17.64 represented a discount of 8.79% to NAV of $19.34. As of October 31, 2009, the Fund’s market price of $14.24 represented a discount of 12.53% to NAV of $16.28. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2009 through April 2010, the Fund paid a monthly distribution of $0.0939 per common share. The current monthly distribution represents an annualized distribution rate of 6.39% based upon the last closing market price of $17.64 as of April 30, 2010. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 28 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes

Semiannual Report | April 30, 2010 | 3

AVK | Advent Claymore Convertible Securities and Income Fund | Dear Shareholder continued

shareholders to accumulate a larger number of Fund shares when the share price is depressed than when the price is higher.

The following Questions & Answers section provides more information about the factors that affected the Fund’s performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/avk.

Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
May 31, 2010

4 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund | Questions & Answers

Questions & Answers |

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC, (“Advent”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2010.

Will you remind us of this Fund’s objective and how you seek to achieve it?

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. An important goal of the Fund is to provide total returns comparable with equities by using higher yielding and typically less volatile convertible securities.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities, although the portion of the Fund’s assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and changes in interest rates and other economic and market factors. The Fund expects to invest approximately 70% of its assets in lower-grade securities, however, from time to time, it is possible that all of the Fund’s assets may be invested in lower-grade securities. During periods of very high market volatility, the Fund may not be invested at these levels.

More than half of the convertible market and a large portion of the Fund’s convertible investments are in securities issued by growth companies, particularly companies within the health care and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a hybrid between equity and debt as a way to raise capital; convertibles generally have lower interest rates than non-convertible bonds, but entail less dilution than issuing common stock. Convertible preferreds are often issued by financial companies in order to raise capital while keeping their credit ratings higher than if they offered bonds. This is because issuing bonds would increase the proportion of debt on an issuer’s balance sheet, possibly triggering a downgrade in credit rating, while preferred stock is classified as equity.

The Fund’s ability to allocate among convertibles and high-yield bonds, also known as “junk” bonds, helps provide diversification at an asset, sector and security level. Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to capture much of the upside when equity prices move up in stronger markets; and the yield advantage along with bond-like characteristics has historically provided inherent downside protection in weaker markets. However, there is no assurance that convertible securities will participate significantly in any upward movement of the underlying common stock or that they will provide protection from downward movements.

Please tell us about the economic and market environment over the last six months.

The economic recovery that began in 2009 appeared to solidify and strengthen in the first few months of 2010. The early stages of the recovery were driven mainly by monetary and fiscal stimulus and an upturn in the inventory cycle. More recently, activity appears to be more sustainable, with improving conditions in the labor market, firming aggregate demand and reviving confidence. In late April, the Bureau of Economic Analysis made a preliminary announcement that real gross domestic product expanded at an annual rate of 3.2% in the first quarter of 2010, and most estimates call for growth in this same range for the remainder of the year. Corporate earnings have been surprisingly strong.

Following the financial crisis of 2008, in the first quarter of 2009 the credit markets began a dramatic recovery and equities began to move up sharply. The bullish market conditions during most of 2009 and the early months of 2010 were almost a mirror image of the bearish market conditions of 2008. In retrospect, the market plunge in 2008 set the stage for the strong rebound in 2009, which has continued in 2010, and convertible securities were among the best performing asset classes.

The total return of the Merrill Lynch All U.S. Convertibles Index for the six-month period ended April 30, 2010, was 16.28%. The Standard & Poor’s 500 Index, which is generally regarded as a representation of the broad stock market, returned 15.66% for the same period. The Barclays Capital US Aggregate Bond Index, which measures the return of the high-quality U.S. bond market as a whole, returned 2.54% for the six-month period. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 11.65% for the six months ended April 30, 2010.

How did the Fund perform in this environment?

Market conditions during the six months ended April 30, 2010, were nearly ideal for the Fund, which seeks equity-like returns with a focus on income by investing at least 60% of the Fund’s assets in convertible securities, under normal conditions. Beginning in March 2009, as equities rebounded and the credit markets staged a dramatic recovery, convertibles enjoyed very high returns. During the first half of the Fund’s 2010 fiscal year, the Fund significantly outperformed convertibles, high-yield securities and equities, as measured by the index returns cited above. The Fund also performed better than most other closed-end convertible funds, in large part because it was heavily invested in convertible securities, while some competing funds had more emphasis on high-yield bonds, which performed well, but not as well as convertibles. The Fund’s use of leverage contributed further to higher income and a high total return during a period of very low short-term interest rates and strong markets. Past

Semiannual Report | April 30, 2010 | 5

AVK | Advent Claymore Convertible Securities and Income Fund | Questions & Answers continued

performance is not a guarantee of future results. The use of leverage, which contributed to performance during this period, can impede performance when the cost of leverage is higher than the returns generated by the Fund’s investments.

For the six-month period ending April 30, 2010, the Fund generated a total return based on market price of 28.27% and a return of 22.56% based on NAV. As of April 30, 2010, the Fund’s market price of $17.64 represented a discount of 8.79% to NAV of $19.34. As of October 31, 2009, the Fund’s market price of $14.24 represented a discount of 12.53% from NAV of $16.28. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

What were the major investment decisions that affected the Fund’s performance?

An important reason for the Fund’s strong performance was its heavy investment in convertible securities as opposed to high-yield bonds and other more purely income vehicles. As the name of the Fund suggests, it is primarily a convertible fund, although it is permitted to invest up to 40% in various income-producing securities. During the six months ended April 30, 2010, the Fund’s investment in high-yield securities was maintained at approximately 14%, significantly lower than the permitted weight in these securities. This was balanced by approximately 80% in convertible securities. The decision to emphasize convertible securities contributed meaningfully to return, since convertibles performed much better than high-yield bonds during the six-month period.

Also positive for return over this period was the Fund’s longstanding emphasis on the health care sector. A particularly strong weight in health care over the past two years has been quite beneficial because there really has been no recession in health care. The Fund’s health care companies have generated strong cash flow and maintained strong balance sheets, but their stocks and convertibles have often been undervalued because of concerns about health care reform. Now that health care reform has become a reality, higher health care expenditures in the United States are likely to contribute further to what is already a growth business. Among the health care holdings that contributed strongly to performance over the six-month period were a convertible preferred of Mylan, Inc. (1.7% of long-term investments), a global pharmaceutical company, and a convertible bond of Teva Pharmaceutical Industries LLC (1.7% of long-term investments), the world’s largest generic drug company.

Another sector in which the Fund has a significant weight is financials. Securities of financial companies hurt the Fund’s performance in 2008, when they were the biggest victims of the financial panic. Since then, stocks of financial companies performed quite well based on improving fundamentals as well as recovery from extremely low levels during the worst of the financial crisis. The markets have recognized the turnaround in the major banking companies and the Fund has participated very significantly. For the first half of the 2010 fiscal year, the Fund’s largest returns came from warrants of Bank of America Corporation (1.5% of long-term investments) and from a Citigroup Inc. convertible preferred (1.7% of long-term investments). Both of these companies are large U.S.-based banks. Some of the Fund’s positions in the financial sector have been reduced recently, enabling the Fund to realize some of the profits in these holdings.

Warrants such as the Bank of America warrants held by the Fund are often used, in essence, like a synthetic convertible in the sense that the portfolio’s position in warrants has been balanced by some cash and also some positions in extremely defensive convertible securities. Warrants typically have an asymmetry that is somewhat akin to convertibles in that they tend to capture more of the upside than the downside, especially when they have a few years to run and when the underlying stock is volatile. Hence, holding warrants along with low-volatility, bond-like investments, creates an asymmetric profile of potential investment returns that is akin to that of a convertible security.

Another major contributor to the Fund’s strong performance was a convertible bond of United States Steel Corp. (no longer held in the portfolio at period end). Many industrial stocks such as U.S. Steel have done very well during this period of recovery, and the steel business is influenced by continued heavy demand in China. The Fund’s managers sold these bonds at more than double their par value; the bonds soared in price because the stock into which they are convertible moved up sharply. When a bond is selling far above its face value, it is generally eliminated from the portfolio because there is no longer sufficient downside protection. Such “in-the-money” convertibles eventually behave much like stocks, with high volatility and significant downside risk.

Also positive was auto manufacturer Ford Motor Company (2.1% of long-term investments). This is a highly leveraged company that is very sensitive to overall economic conditions, and its new products have been surprisingly well received. Ford has benefited from a combination of the company doing well and the sharp recovery in the economy.

In the interest of balance, it is essential to acknowledge holdings that detracted from performance, but actually there were very few and the losses they generated were relatively small. The top 10 contributors to performance each added $2 million to $5 million to returns, while the 10 greatest detractors each reduced return by less than $300,000. Of course, this strong performance mainly reflects a very strong market.

The biggest detractor was a convertible bond of GMX Resources, Inc. (0.4% of long-term investments), an oil and gas drilling and exploration company. This is a highly leveraged company that has been hurt by weak natural gas prices.

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AVK | Advent Claymore Convertible Securities and Income Fund | Questions & Answers continued

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is unleveraged. The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares (“AMPSSM”). Since January 14, 2009, the Fund’s leverage has been maintained at $262 million.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the offering documents of the Fund’s AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive interest payments for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the six-month period ended April 30, 2010, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.46% to 1.51%.

The Fund will continue to evaluate the benefits and effects of leverage on the Fund, as well as explore other types of leverage. Given the very low interest rates that have been established for the Fund’s AMPS over the last several months, the leverage has helped to create capital appreciation in the Fund’s portfolio and has contributed to income available for distributions to common shareholders, since the portfolio is yielding more than the cost of leverage.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the total return on securities purchased exceeds the cost of leverage.

Please discuss the Fund’s distributions during the last six months.

In each month from November 2009 through April 2010, the Fund paid a monthly distribution of $0.0939 per common share. The current monthly distribution represents an annualized distribution rate of 6.39% based upon the last closing market price of $17.64 as of April 30, 2010. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see opportunities in convertible securities. Although credit spreads have narrowed dramatically from the panic in late 2008, credit spreads on high-yield securities remain somewhat wider than the historical norm—which suggests potential for further spread tightening, particularly in the event of continued economic recovery while the Federal Reserve maintains record-low short-term interest rates. Moreover, there is potential for credit spreads to become tighter than the historical norms—which would tend to drive up the market prices of convertibles and high-yield investments.

A key underpinning of convertibles—as well as high-yield bonds and other corporate credits—is the reopening of the capital markets last year. There has been much publicity about banks’ reluctance to lend and banks’ tightened lending standards. But large public corporations borrow from the public capital markets, and the public capital markets reopened early in 2009. The markets have continued to accommodate new issues of high-yield bonds and convertible securities. The open new issue market enhances the creditworthiness of essentially all issuers because it provides refinancing of existing credits at reasonable interest rates. (At the height of the credit panic late in 2008, there were no new issues of convertibles or high-yield bonds. Many corporate bond issuers were in the same situation as homeowners with mortgages who were unable to refinance.)

There is also further potential in equities, especially considering that key stock market indices have not yet recovered to former highs. The interest-rate environment is propitious for equities. Indeed, periods of low short-term interest rates (set by the Federal Reserve) and periods of tightening corporate credit spreads have historically been followed by periods of rewarding stock market returns. Continued strength in equities is likely to lead to rewarding returns from convertible securities.

Despite this optimism about market prospects, the Fund’s investment approach is risk-averse. As the markets have recovered, the Fund’s managers have begun to place greater emphasis on income and on downside protection. Recent investments include convertible bonds that are trading near “bond value” (i.e., are trading for little more than their estimated value if they were “straight” nonconvertible bonds) and high-yield bonds of companies considered to be sound. Recent purchases have also included convertible preferred shares, which often provide a potentially rewarding combination of relatively high yields, relatively strong sensitivity to the underlying stocks, and relatively good quality. Historically, convertible preferreds have often been issued by financial companies as a way to boost capital. Many financial stocks appear undervalued, and an environment of low short-term interest rates generally results in enhanced profitability of financial companies.

History indicates that convertible securities as an asset class represent a low-risk means of obtaining equity-like returns. Convertible securities typically yield more than common stocks and capture much of the upside when common stocks rise but

Semiannual Report | April 30, 2010 | 7

AVK | Advent Claymore Convertible Securities and Income Fund | Questions & Answers continued

tend to lose less than common stocks when equity markets are weak. A period of uncertainty such as the present appears to be an ideal time to invest in convertible securities as a way to maintain the potential for equity-like returns while entailing less downside risk than outright ownership of common stocks. While past performance does not guarantee future returns, key convertible indices have performed as well or better than equity indices over the long term.

The conversion premium reflects the market price of a convertible relative to the market value of the common shares into which the convertible security can be converted.

For example, a bond trading at a par value of $1,000 that is convertible into 20 shares of common stock trading at $40 would have a conversion premium of 25% over its conversion value of $800. The lower the conversion premium, the more upside there is for convertible investors. If the stock performs poorly, the convertible normally provides downside protection based on its yield and its fixed-income value.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index is comprised of more than 500 issues of convertible bonds and convertible preferred shares of all qualities.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

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AVK | Advent Claymore Convertible Securities and Income Fund | Questions & Answers continued

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s ‘‘conversion price,’’ which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Lower Grade Securities. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Interest Rate Risk. In addition to the risks discussed above, convertible securities and non-convertible income securities are subject to certain risks, including:

• if interest rates go up, the value of convertible securities and nonconvertible income securities in the Fund’s portfolio generally will decline;

• during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

• during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the investment Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

Auction Market Preferred Shares (AMPS) Risk. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.claymore.com/avk for a more detailed discussion about Fund risks and considerations.

Semiannual Report | April 30, 2010 | 9

AVK | Advent Claymore Convertible Securities and Income Fund

Fund Summary | As of April 30, 2010 (unaudited)

Fund Statistics
Share Price	$17.64
Common Share Net Asset Value	$19.34
Premium/Discount to NAV	-8.79%
Net Assets Applicable to Common Shares ($000)	$456,137

Total Returns
(Inception 4/30/03)	Market	NAV
Six Month	28.27%	22.56%
One Year	67.05%	60.62%
Three Year - average annual	-5.61%	-3.52%
Five Year - average annual	4.43%	4.23%
Since Inception -average annual	4.66%	6.15%

Top Ten Industries	% of Long-Term Investments
Banks	8.8%
Telecommunications	8.7%
Pharmaceuticals	8.0%
Insurance	7.2%
Healthcare Products	6.3%
Real Estate Investment Trusts	4.7%
Healthcare Services	4.7%
Diversified Financial Services	4.0%
Computers	3.9%
Biotechnology	3.5%

Top Ten Issuers	% of Long-Term Investments
Medtronic, Inc.	2.5%
EMC Corp.	2.2%
Transocean, Inc.	2.2%
Bank of America Corp.	2.2%
Ford Motor Co.	2.1%
XL Capital Ltd.	1.9%
Omnicare, Inc.	1.8%
FPL Group, Inc.	1.8%
Teva Pharmaceutical Industries LLC	1.7%
Citigroup, Inc.	1.7%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Share Price & NAV Performance

Monthly Dividends Per Share

Portfolio Composition (% of Total Investments)

10 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund

Portfolio of Investments | April 30, 2010 (unaudited)

Number of Shares		Value
	Long-Term Investments – 145.0%
	Convertible Preferred Stocks – 37.7%
	Agriculture – 1.0%
109,100	Archer-Daniels-Midland Co., 6.25%, 2011	$4,320,360

	Auto Manufacturers – 1.7%
160,000	Ford Motor Co. Capital Trust II, 6.50%, 2032	7,824,000

	Banks – 8.4%
4,550	Bank of America Corp., Ser. L, 7.25%, 2049	4,468,054
85,479	Citigroup, Inc., 7.50%, 2012	11,267,842
72,176	Keycorp, Ser. A, 7.75%, 2049	7,578,480
6,000	Webster Financial Corp., Ser. A, 8.50%, 2049	6,255,000
8,602	Wells Fargo & Co., Ser. L, 7.50%, 2049	8,481,572
		38,050,948

	Electric – 4.3%
223,904	FPL Group, Inc., 8.375%, 2012	11,698,984
123,400	Great Plains Energy, Inc., 12.00%, 2012	8,088,870
		19,787,854

	Food Products – 1.6%
623,200	Dole Food 2009 Automatic Common Exchange Security Trust,
	7.00%, 2012 (a)	7,332,322

	Healthcare Services – 3.0%
4,500	HealthSouth Corp., Ser. A, 6.50%, 2049	4,090,500
231,000	Omnicare Capital Trust II, Ser. B, 4.00%, 2033	9,429,420
		13,519,920

	Insurance – 5.0%
210,513	Hartford Financial Services Group, 7.25%, 2013	5,584,910
70,000	Reinsurance Group of America, Equity Security Unit, 5.75%, 2051	4,690,000
470,667	XL Capital Ltd., 10.75%, 2011 (Cayman Islands)	12,618,582
		22,893,492

	Pharmaceuticals – 2.4%
8,685	Mylan, Inc., 6.50%, 2010	11,118,103

	Pipelines – 1.5%
6,600	El Paso Corp., 4.99%, 2049	6,931,650

	Real Estate – 0.9%
65,000	Forest City Enterprises, Inc., Ser. A, 7.00%, 2049	4,042,188

	Real Estate Investment Trusts – 1.8%
353,307	Alexandria Real Estate Equities, Inc., Ser. D, 7.00%, 2049	8,171,991

	Savings & Loans – 2.1%
192,788	New York Community Capital Trust V, 6.00%, 2051	9,581,564

	Telecommunications – 4.0%
128,095	Crown Castle International Corp., 6.25%, 2012	7,246,334
13,155	Lucent Technologies Capital Trust I, 7.75%, 2017 (France)	10,912,072
		18,158,406

Principal
Amount
	Total Convertible Preferred Stocks – 37.7%
	(Cost $145,005,208)	171,732,798

	Convertible Bonds – 81.7%
	Aerospace & Defense – 1.9%
$ 5,445,000	Alliant Techsystems, Inc., BB-, 2.75%, 9/15/11	5,608,350
3,000,000	L-3 Communications Holdings, Inc., BB+, 3.00%, 8/01/35	3,161,250
		8,769,600

	Agriculture – 0.5%
2,500,000	Archer-Daniels-Midland Co., A, 0.875%, 2/15/14	2,468,750

	Airlines – 2.5%
2,000,000	Continental Airlines, Inc., CCC+, 5.00%, 6/15/23	2,330,000
9,008,000	UAL Corp., CCC, 4.50%, 6/30/21	9,108,890
		11,438,890

	Auto Manufacturers – 1.3%
3,700,000	Ford Motor Co., CCC, 4.25%, 11/15/16	5,776,625

	Biotechnology – 5.1%
8,500,000	Amgen, Inc., A+, 0.375%, 2/01/13	8,595,625
6,250,000	Amylin Pharmaceuticals, Inc., NR, 3.00%, 6/15/14	5,531,250
5,000,000	Gilead Sciences, Inc., NR, 0.50%, 5/01/11	5,543,750
3,000,000	Life Technologies Corp., BBB-, 3.25%, 6/15/25	3,637,500
		23,308,125

	Building Materials – 1.9%
6,324,000	Cemex SAB de CV, NR, 4.875%, 3/15/15 (Mexico) (a)	7,288,410
2,500,000	Masco Corp., Ser. B, NR, 0.00%, 7/20/31 (b)	1,275,000
		8,563,410

	Coal – 1.5%
8,000,000	Massey Energy Co., BB-, 3.25%, 8/01/15	6,770,000

	Computers – 5.7%
4,150,000	DST Systems, Inc., Ser. C, NR, 4.125%, 8/15/23 (d)	4,305,625
9,416,000	EMC Corp., A-, 1.75%, 12/01/11	11,923,010
2,000,000	EMC Corp., A-, 1.75%, 12/01/13	2,615,000
3,750,000	Maxtor Corp., B, 2.375%, 8/15/12 (Cayman Islands)	4,387,500
3,000,000	Radisys Corp., NR, 2.75%, 2/15/13	2,981,250
		26,212,385

	Diversified Financial Services – 2.7%
5,000,000	Affiliated Managers Group, Inc., BBB-, 3.95%, 8/15/38	5,131,250
4,320,000	Jefferies Group, Inc., BBB, 3.875%, 11/01/29	4,503,600
2,681,000	Nasdaq OMX Group, Inc., BBB, 2.50%, 8/15/13	2,627,380
		12,262,230

	Electrical Components & Equipment – 1.0%
5,000,000	Suntech Power Holdings Co. Ltd., NR, 3.00%, 3/15/13 (Cayman Islands)	4,362,500

	Energy – Alternate Sources – 0.9%
3,500,000	Covanta Holding Corp., B, 3.25%, 6/01/14 (a)	3,906,875

	Entertainment – 2.0%
7,000,000	International Game Technology, BBB, 3.25%, 5/01/14 (a)	8,951,250

	Healthcare Products – 9.2%
7,460,000	Beckman Coulter, Inc., BBB, 2.50%, 12/15/36	8,373,850
10,569,000	Hologic, Inc., BB-, 2.00%, 12/15/37 (e)	9,564,945
3,000,000	Integra LifeSciences Holdings Corp., NR, 2.375%, 6/01/12 (a)	2,981,250
15,600,000	Medtronic, Inc., AA-, 1.625%, 4/15/13	16,594,500
3,950,000	NuVasive, Inc., NR, 2.25%, 3/15/13	4,458,562
		41,973,107

See notes to financial statements.

Semiannual Report | April 30, 2010 | 11

AVK | Advent Claymore Convertible Securities and Income Fund | Portfolio of Investments (unaudited) continued

Principal
Amount		Value
	Healthcare Services – 1.9%
$8,265,000	LifePoint Hospitals, Inc., B, 3.50%, 5/15/14	$8,616,263

	Insurance – 2.0%
6,760,000	Old Republic International Corp., BBB+, 8.00%, 5/15/12	9,362,600

	Internet – 1.3%
5,600,000	Symantec Corp., NR, 1.00%, 6/15/13	6,020,000

	Iron/Steel – 0.6%
2,333,000	Steel Dynamics, Inc., BB+, 5.125%, 6/15/14	2,691,699

	Lodging – 2.4%
6,973,000	MGM Mirage, Inc. , CCC+, 4.25%, 4/15/15 (a)	7,626,719
4,250,000	Morgans Hotel Group Co., NR, 2.375%, 10/15/14	3,219,375
		10,846,094

	Media – 1.0%
€1,250,000	UnitedGlobalCom, Inc., B-, 1.75%, 4/15/24	1,749,985
$2,750,000	XM Satellite Radio, Inc., CCC+, 7.00%, 12/01/14 (a)	2,945,938
		4,695,923

	Mining – 1.0%
3,250,000	Newmont Mining Corp., BBB+, 1.625%, 7/15/17	4,460,625

	Miscellaneous Manufacturing – 0.9%
4,850,000	Trinity Industries, Inc., BB-, 3.875%, 6/01/36	4,171,000

	Oil & Gas – 4.6%
5,900,000	Carrizo Oil & Gas, Inc., NR, 4.375%, 6/01/28	5,310,000
3,250,000	Chesapeake Energy Corp., BB, 2.75%, 11/15/35	3,026,563
4,850,000	Chesapeake Energy Corp., BB, 2.25%, 12/15/38	3,607,187
3,000,000	GMX Resources, Inc., NR, 5.00%, 2/01/13	2,471,250
2,750,000	Goodrich Petroleum Corp., NR, 3.25%, 12/01/26	2,591,875
4,000,000	Nabors Industries, Inc., BBB+, 0.94%, 5/15/11 (Bermuda)	3,980,000
		20,986,875

	Oil & Gas Services – 3.7%
2,500,000	SESI LLC, BB+, 1.50%, 12/15/26 (c)	2,406,250
6,000,000	Transocean, Inc., Ser. B, BBB+, 1.50%, 12/15/37 (Cayman Islands)	5,820,000
9,049,000	Transocean, Inc., Ser. C, BBB+, 1.50%, 12/15/37 (Cayman Islands)	8,562,616
		16,788,866

	Pharmaceuticals – 8.2%
7,500,000	Allergan, Inc., NR, 1.50%, 4/01/26	8,531,250
7,282,000	King Pharmaceuticals, Inc., BB, 1.25%, 4/01/26	6,553,800
4,000,000	Medicis Pharmaceutical Corp., NR, 2.50%, 6/04/32	4,160,000
3,000,000	Omnicare, Inc., Ser. OCR, B+, 3.25%, 12/15/35	2,583,750
4,000,000	Shire PLC, Ser. REGs, NR, 2.75%, 5/09/14 (Channel Islands)	4,022,548
9,066,000	Teva Pharmaceutical Industries LLC, Ser. C, A-, 0.25%, 2/01/26 (Israel)	11,457,157
		37,308,505

	Real Estate – 1.1%
4,231,000	Forest City Enterprises, Inc., NR, 3.625%, 10/15/14	5,063,978

	Real Estate Investment Trusts – 5.1%
2,030,000	Annaly Capital Management, Inc., NR, 4.00%, 2/15/15	2,095,975
4,200,000	BRE Properties, Inc., BBB, 4.125%, 8/15/26	4,257,750
2,700,000	Home Properties LP, NR, 4.125%, 11/01/26 (a)	2,669,625
7,005,000	Host Hotels & Resorts LP, BB+, 2.625%, 4/15/27 (a)	6,803,606
4,465,000	Macerich Co., NR, 3.25%, 3/15/12 (a)	4,425,931
3,000,000	UDR, Inc., BBB, 4.00%, 12/15/35	3,075,000
		23,327,887

	Retail – 0.3%
1,500,000	Asbury Automotive Group, Inc., B-, 3.00%, 9/15/12	1,402,500

	Semiconductors – 5.0%
10,000,000	Intel Corp., A-, 2.95%, 12/15/35	10,175,000
7,840,000	Linear Technology Corp., Ser. A, NR, 3.00%, 5/01/27	7,859,600
5,209,000	Micron Technology, Inc., B, 1.875%, 6/01/14	4,844,370
		22,878,970

	Telecommunications – 6.4%
5,000,000	ADC Telecommunications, Inc., NR, 0.83075%, 6/15/13 (d)	4,450,000
3,000,000	ADC Telecommunications, Inc., NR, 3.50%, 7/15/15	2,520,000
6,200,000	Anixter International, Inc., BB-, 1.00%, 2/15/13	6,269,750
5,850,000	Ciena Corp., B, 0.25%, 5/01/13	5,074,875
11,600,000	NII Holdings, Inc., B-, 3.125%, 6/15/12	11,078,000
		29,392,625

	Total Convertible Bonds – 81.7%
	(Cost $327,189,902)	372,778,157

	Corporate Bonds – 21.1%
	Chemicals – 0.8%
3,500,000	LBI Escrow Corp., NR, 8.00%, 11/01/17 (a)	3,635,625

	Distribution/Wholesale – 0.7%
3,000,000	McJunkin Red Man Corp., B, 9.50%, 12/15/16 (a)	3,138,750

	Diversified Financial Services – 3.2%
5,400,000	Capital One Capital V, BB, 10.25%, 8/15/39	6,513,750
5,000,000	CIT Group Funding Co. of Delaware LLC, B+, 10.25%, 5/01/14	5,212,500
3,000,000	Icahn Enterprises LP, BBB-, 7.75%, 1/15/16 (a)	2,932,500
		14,658,750

	Food – 1.7%
2,700,000	Smithfield Foods, Inc., B-, 7.00%, 8/01/11	2,781,000
2,500,000	Smithfield Foods, Inc., B+, 10.00%, 7/15/14 (a)	2,818,750
2,175,000	Smithfield Foods, Inc., B-, 7.75%, 7/01/17	2,161,406
		7,761,156

	Healthcare Services – 2.0%
5,500,000	Apria Healthcare Group, Inc., BB+, 11.25%, 11/01/14 (a)	6,070,625
3,000,000	HCA, Inc., BB-, 9.25%, 11/15/16	3,251,250
		9,321,875

	Holding Companies – Diversified – 1.6%
6,800,000	Leucadia National Corp., BB+, 8.125%, 9/15/15	7,157,000

	Insurance – 3.4%
7,200,000	Liberty Mutual Group, Inc., BB, 10.75%, 6/15/58 (a) (d)	8,460,000
5,500,000	MetLife, Inc., BBB, 10.75%, 8/01/39	7,103,899
		15,563,899

	Media – 1.9%
5,344,000	Clear Channel Worldwide Holdings, Inc., B, 9.25%, 12/15/17 (a)	5,751,480
2,500,000	Univision Communication, Inc., B-, 12.00%, 7/01/14 (a)	2,775,000
		8,526,480

	Office/Business Equipment – 0.8%
3,500,000	Xerox Capital Trust I, BB, 8.00%, 2/01/27	3,530,545

	Pharmaceuticals – 1.1%
4,760,000	Axcan Intermediate Holdings, Inc., B, 12.75%, 3/01/16	5,021,800

	Pipelines – 0.4%
2,000,000	Crosstex Energy LP, B+, 8.875%, 2/15/18 (a)	2,090,000

See notes to financial statements.

12 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund | Portfolio of Investments (unaudited) continued

Principal
Amount		Value

	Retail – 1.3%
$5,550,000	Toys R Us Property Co. LLC, B+, 8.50%, 12/01/17 (a)	$5,896,875

	Telecommunications – 2.2%
7,272,000	iPCS, Inc., BB-, 2.37375%, 5/01/13 (d)	6,908,400
3,000,000	Virgin Media Finance PLC, B, 8.375%, 10/15/19 (United Kingdom)	3,157,500
		10,065,900

	Total Corporate Bonds – 21.1%
	(Cost $88,577,486)	96,368,655

Number
of Shares		Value

	Warrants – 2.9%
	Banks – 2.9%
2,586,896	Bank of America Corp., expiring 10/28/18 (f)	9,778,467
251,542	JP Morgan Chase & Co., expiring 10/28/18 (f)	3,493,918
	(Cost $9,388,036)	13,272,385

	Preferred Stocks – 1.6%
	Banks – 1.6%
8,800	GMAC, Inc., Ser. 144A, 7.00%, 2011 (a)
	(Cost $7,711,000)	7,474,225

Principal
Amount		Value

	Term Loans (Unfunded) – 0.9%
	Chemicals – 0.9%
$3,500,000	Lyondell Chemical Co.,
	B, 7.69%, 6/03/10 (d)
	(Cost $3,841,250)	3,841,250

	Total Long-Term Investments – 145.9%
	(Cost $581,712,882)	665,467,470

Number
of Shares		Value

	Short-Term Investments – 4.7%
	Money Market Funds – 4.7%
21,381,873	Goldman Sachs Financial Prime Obligations
	(Cost $21,381,873)	$21,381,873

	Total Investments – 150.6%
	(Cost $603,094,755)	686,849,343
	Other assets in excess of liabilities – 6.8%	31,287,837
	Preferred Stock, at redemption value – (-57.4% of Net Assets
	Applicable to Common Shareholders or -38.1% of Total Investments)	(262,000,000)

	Net Assets Applicable to Common Shareholders – 100.0%	$456,137,180

LLC - Limited Liability Corp.
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - Publicly Traded Company

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, these securities amounted to 23.2% of net assets applicable to common shareholders.

(b)	Zero coupon bond.
(c)	Security is a“step down” bond where the coupon decreases or steps down at a predetermined date.
(d)	Floating rate security.The rate shown is as of April 30, 2010.
(e)	Security becomes an accreting bond after December 15, 2013 with a 2.0% principal accretion rate.
(f)	Non-income producing security.

Ratings shown are per Standard & Poor’s. Securities classified as NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

Semiannual Report | April 30, 2010 | 13

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of Assets and Liabilities | April 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $603,094,755)	$686,849,343
Cash	97,944
Receivable for securities sold	31,151,930
Interest receivable	5,221,934
Dividends receivable	859,470
Other assets	2,915
Total assets	724,183,536

Liabilities
Payable for securities purchased	5,285,000
Advisory fee payable	301,939
Servicing fee payable	100,646
Dividends payable - preferred shares	100,509
Administration fee payable	12,027
Accrued expenses and other liabilities	246,235
Total liabilities	6,046,356

Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 10,480 authorized, issued and outstanding at $25,000 per share liquidation preference	262,000,000

Net Assets Applicable to Common Shareholders	$456,137,180

Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	557,792,246
Net unrealized appreciation on investments, swaps and foreign currency translation	83,754,575
Accumulated net realized gain (loss) on investments, swaps, options and foreign currency transactions	(181,516,232)
Distributions in excess of net investment income	(3,916,990)

Net Assets Applicable to Common Shareholders	$456,137,180

Net Asset Value Applicable to Common Shareholders
(based on 23,580,877 common shares outstanding)	$19.34

See notes to financial statements.

14 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of Operations | April 30, 2010 (unaudited)

Investment Income
Interest	$11,739,329
Dividends	5,913,624
Total income		$17,652,953

Expenses
Advisory fee	1,838,146
Servicing agent fee	714,834
Preferred share maintenance	256,752
Professional fees	118,415
Trustees’ fees and expenses	79,258
Fund accounting	71,118
Administration fee	70,895
Printing	50,736
Custodian	45,532
Insurance	43,783
ICI dues	15,749
Rating agency fee	11,496
NYSE listing fee	10,591
Transfer agent	10,128
Miscellaneous	7,165

Total expenses		3,344,598

Advisory and Servicing agent fees waived		(238,278)

Net expenses		3,106,320

Net investment income		14,546,633

Realized and Unrealized Gain (Loss) on Investments,
Swaps, Options and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		43,470,602
Swaps		(100,625)
Foreign currency transactions		(664)
Net change in unrealized appreciation (depreciation) on:
Investments		29,586,349
Swaps		97,273
Foreign currency translation		(155,066)

Net realized and unrealized gain on investments, swaps and foreign currency transactions		72,897,869

Distributions to Preferred Shareholders from net investment income		(1,946,443)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$85,498,059

See notes to financial statements.
Semiannual Report | April 30, 2010 | 15

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders

	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009

Change in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$14,546,633	$25,148,799
Net realized gain (loss) on investments, swaps, options and foreign currency transactions	43,369,313	(114,591,738)
Net change in unrealized appreciation (depreciation) on investments,
swaps and foreign currency translation	29,528,556	211,224,383

Distributions to Preferred Shareholders:
From net investment income	(1,946,443)	(4,771,917)

Net increase in net assets applicable to Common Shareholders resulting from operations	85,498,059	117,009,527

Dividends and Distributions to Common Shareholders:
From and in excess of net investment income	(13,285,466)	(28,249,227)
Return of capital	–	(152,176)

Total dividends and distributions to common shareholders	(13,285,466)	(28,401,403)

Capital Share Transactions:
Reinvestment of dividends	–	214,968

Total increase in net assets	72,212,593	88,823,092

Net Assets Applicable to Common Shareholders
Beginning of period	383,924,587	295,101,495

End of period (including distributions in excess of net investment income
of $3,916,990 and $3,231,714, respectively)	$456,137,180	$383,924,587

See notes to financial statements.

16 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund
Financial Highlights |

Per share operating performance for a share of common stock outstanding throughout the period	For the Six Months Ended April 30, 2010 (unaudited)		For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Net asset value, beginning of period	$16.28		$12.52	$28.23	$26.82	$25.69	$26.10
Income from investment operations
Net investment income (a)	0.62		1.06	1.66	1.94	1.99	2.33
Net realized and unrealized gain/loss on investments, swaps, options and foreign currency transactions	3.08		4.10	(14.66)	2.68	2.28	0.10
Distributions to preferred shareholders:
From net investment income (common share equivalent basis)	(0.08)		(0.20)	(0.49)	(0.52)	(0.56)	(0.35)
From net realized gains (common share equivalent basis)	–		–	(0.03)	(0.11)	–	–
Total preferred distributions (common share equivalent basis)	(0.08)		(0.20)	(0.52)	(0.63)	(0.56)	(0.35)
Total from investment operations	3.62		4.96	(13.52)	3.99	3.71	2.08
Common and preferred shares’ offering expenses charged to paid-in-capital in excess of par value	–		–	–	–	– *	–
Distributions to Common Shareholders:
From and in excess of net investment income	(0.56)		(1.19)	(2.05)	(2.08)	(2.58)	(2.49)
From net realized gain	–		–	(0.13)	(0.50)	–	–
Return of capital	–		(0.01)	(0.01)	–	–	–
Total distributions to Common Shareholders	(0.56)		(1.20)	(2.19)	(2.58)	(2.58)	(2.49)
Net asset value, end of period	$19.34		$16.28	$12.52	$28.23	$26.82	$25.69
Market value, end of period	$17.64		$14.24	$13.11	$25.15	$27.03	$23.62
Total investment return (b)
Net asset value	22.56%		42.52%	-51.06%	15.63%	15.15%	8.14%
Market value	28.27%		20.34%	-41.96%	2.48%	26.86%	2.52%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$456,137		$383,925	$295,101	$664,306	$627,383	$599,998
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$262,000		$262,000	$275,000	$275,000	$275,000	$275,000
Preferred shares asset coverage per share	$68,525		$61,634	$51,827	$85,391	$82,035	$79,545
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after fee waiver	1.48	%(c)	1.77%	1.22%	1.08%	1.12%	1.12%
Net Expenses, before fee waiver	1.59	%(c)	1.95%	1.47%	1.37%	1.41%	1.41%
Net Investment Income, after fee waiver, prior to effect of dividends to preferred shares	6.91	%(c)	7.98%	7.14%	7.09%	7.62%	8.90%
Net Investment Income, before fee waiver, prior to effect of dividends to preferred shares	6.80	%(c)	7.80%	6.89%	6.80%	7.33%	8.61%
Net Investment Income, after fee waiver, after effect of dividends to preferred shares	5.98	%(c)	6.47%	4.92%	4.80%	5.49%	7.56%
Net Investment Income, before fee waiver, after effect of dividends to preferred shares	5.87	%(c)	6.29%	4.67%	4.51%	5.20%	7.27%
Portfolio turnover rate	35%		121%	87%	76%	81%	64%

* Amount less than $0.01.

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribu- tions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

See notes to financial statements.
Semiannual Report | April 30, 2010 | 17

AVK | Advent Claymore Convertible Securities and Income Fund

Notes to Financial Statements | April 30, 2010 (unaudited)

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Note 2 –Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees at April 30, 2010.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The various input levels are not an indication of the risk associated with investing in those securities.

18 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements (unaudited) continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2010:

Value in $000s)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Description
Assets:
Convertible Preferred Stocks:
Agriculture	$4,320	$–	$–	$4,320
Auto Manufacturers	7,824	–	–	7,824
Banks	31,796	6,255	–	38,051
Electric	8,089	11,699	–	19,788
Food Products	–	7,332	–	7,332
Healthcare Services	9,429	4,091	–	13,520
Insurance	22,894	–	–	22,894
Pharmaceuticals	11,118	–	–	11,118
Pipelines	–	6,932	–	6,932
Real Estate	–	4,042	–	4,042
Real Estate Investment Trusts	–	8,172	–	8,172
Savings & Loans	9,582	–	–	9,582
Telecommunications	–	18,158	–	18,158
Convertible Bonds	–	372,778	–	372,778
Corporate Bonds	–	96,369	–	96,369
Warrants	13,272	–	–	13,272
Preferred Stocks	–	7,474	–	7,474
Term Loans	–	3,841	–	3,841
Money Market Funds	21,382	–	–	21,382
Total	$139,706	$547,143	$–	$686,849

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

Semiannual Report | April 30, 2010 | 19

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements (unaudited) continued

(d) Covered Call Options
The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions of such amounts with the counterparty upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(f) Securities Lending
The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of April 30, 2010, the Fund had no securities on loan.

(g) Concentration of Risk
It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(h) Distributions to Shareholders
The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

20 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements (unaudited) continued

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC, the Fund’s investment adviser (the “Advisor”), the Advisor is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the six months ended April 30, 2010, the Advisor was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Advisor agreed to waive a portion of the management fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Advisor agreed to waive fees at a declining rate. Effective May 1, 2009, the advisory fee waiver was 0.03% of the average Managed Assets. For the six months ended April 30, 2010, the Advisor waived advisory fees of $102,119. Effective May 1, 2010, the advisory fee waiver was reduced to 0.01% of the average Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Claymore Securities, Inc., the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Servicing Agent agreed to waive a portion of the servicing fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Servicing Agent agreed to waive fees at a declining rate. Effective May 1, 2009, the servicing fee waiver was 0.04% of the average Managed Assets. For the six months ended April 30, 2010, the Servicing Agent waived fees of $136,159. Effective May 1, 2010, the servicing fee waiver was reduced to 0.01% of the average Managed Assets.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global, diversified financial services firm, and Claymore Group Inc., parent of the Servicing Agent, announced the completion of a previously announced merger. The closing of this transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the Servicing Agent.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Claymore Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Semiannual Report | April 30, 2010 | 21

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements (unaudited) continued

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund can avoid a 4% federal excise tax that is assessed on the amount of the under-distribution.

At April 30, 2010, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives and Foreign Currency
$607,492,428	$84,935,329	$(5,578,414)	$79,356,915	$	(–)

As of October 31, 2009, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(223,595,020)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $223,595,020 available to offset possible future capital gains. Of the capital loss carryforward, $96,628,168 is set to expire on October 31, 2016, and $126,966,852 is set to expire on October 31, 2017.

For the year ended October 31, 2009, the tax character of distributions paid of $33,021,144 was ordinary income and $152,176 was return of capital.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2010, purchases and sales of investments, excluding short-term securities, were $238,034,779 and $224,869,832, respectively.

Note 6 – Derivatives:

(a) Accounting Pronouncement for Derivatives
The Fund is required by GAAP to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

(b) Covered Call Option
The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

22 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements (unaudited) continued

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

During the six months ended April 30, 2010, there were no written option contracts outstanding.

(c) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty).

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund decreased the volume of activity in swaps during the period ended April 30, 2010, with an average notional balance of approximately $586,000 during the period ended April 30, 2010.

As of April 30, 2010 there were no swap agreements outstanding.

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended April 30, 2010.

Effect of Derivative Instruments on the Statement of Operations (amounts in thousands)
	Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging instruments		Swaps	Total
Credit default contracts		$(101)	$(101)

	Change in Unrealized (Appreciation)/Depreciation on Derivatives
Derivatives not accounted for as hedging instruments		Swaps	Total
Credit default contracts		$ 97	$97

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the six month ended April 30, 2010 and 18,019 shares during the year ended October 31, 2009. At April 30, 2010, Advent Capital Management LLC, the Fund’s investment adviser, owned 7,943 shares of the Fund.

Semiannual Report | April 30, 2010 | 23

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements (unaudited) continued

Preferred Shares

On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS”), as part of the Fund’s leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

The preferred shares redemptions during the year ended October 31, 2009 and the number of preferred shares outstanding at April 30, 2010 are as follows:

	Number of
	Shares		Shares
	Redeemed	Amount	Outstanding
Series	October 31, 2009	Redeemed	April 30, 2010
M7	102	$2,550,000	2,048
T28	102	$2,550,000	2,048
W7	102	$2,550,000	2,048
W28	56	$1,400,000	1,144
TH28	102	$2,550,000	2,048
F7	56	$1,400,000	1,144

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

For the six months ended April 30, 2010, the annualized dividend rates ranged from:

	High	Low	At April 30, 2010
Series M7	1.51%	1.46%	1.51%
Series T28	1.50	1.48	1.50
Series W7	1.51	1.46	1.51
Series W28	1.51	1.48	1.51
Series TH28	1.51	1.48	1.51
Series F7	1.51	1.46	1.51

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

24 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements (unaudited) continued

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued an Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Note 10 – Subsequent Events:

On May 3, 2010, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on May 28, 2010 to shareholders of record on May 14, 2010. On June 1, 2010, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on June 30, 2010 to shareholders of record on June 15, 2010.

Semiannual Report | April 30, 2010 | 25

AVK | Advent Claymore Convertible Securities and Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel Black+ Year of birth: 1960 Trustee	Since 2005	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3	Director of Penn Foster Education Group, Inc.
Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	44	None.
Derek Medina+ Year of birth: 1966 Trustee	Since 2003	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director of Young Scholar’s Institute.
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2003	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	47	None.
Gerald L. Seizert, CFP+ Year of birth: 1952 Trustee	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Former Director of Loomis, Sayles and Co., L.P.
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic Capital Ltd., (2001-present). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, (1991-1992). Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Director, Country Pure Foods. Chairman,
Board of Directors, Berkshire Blanket,
Inc. President and Chairman, Board of Directors, Sqwincher Holdings. Director,
Sprint Industrial Holdings. Co-chairman,
Board of Directors, H2O Plus.

Interested Trustees:
Tracy V. Maitland+φ Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2003	President of Advent Capital Management, LLC, which he founded in 1995. Prior to June, 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.
*
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of shareholders.

-Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
-Messrs. Maitland and Nyberg as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
**
The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

φ	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Advisor.

26 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund | Supplemental Information (unaudited) continued

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations

Officers:
F. Barry Nelson Year of birth: 1943 Vice President and Assistant Secretary	Since 2003	Co-Portfolio Manager at Advent Capital Management, LLC (June 2001- present). Prior to June 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Rodd Baxter Year of birth: 1950 Secretary and Chief Compliance Officer	Since 2003	General Counsel, Advent Capital Management, LLC (2002-present).

*	Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report | April 30, 2010 | 27

AVK | Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

28 | Semiannual Report | April 30, 2010

AVK | Advent Claymore Convertible Securities and Income Fund

Investment Management Agreement Re-Approval | (unaudited)

Investment Management Agreement Re-Approval
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities and Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), are required to annually review and re-approve the terms of the Fund’s existing investment management agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) for the Fund.

More specifically, at a meeting held on March 23, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Advent and the re-approval of the Management Agreement.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Management Agreement. The Board reviewed and analyzed the responses of Advent to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent, including its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.

Fund Performance and Expenses
The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the "Peer Group"). The Board recognized that the number of other funds in the Peer Group was low and that for a variety of reasons Peer Group comparisons may have limited usefulness. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund's leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The Board also noted that the expense ratio of the Fund, while at the higher end in relation to the Peer Group presented, had declined from the previous year. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement.

Investment Management Fee Rate
The Board reviewed and considered the contractual investment management fee rate for the Fund (the “Management Agreement Rate”) payable by the Fund to Advent. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rate and considered the Management Agreement Rate after taking all applicable waivers into account (the “Net Management Rate”).

Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. For the Fund, the advisory fee paid on managed assets was below the median of the Peer Group due to fee waivers in effect. The expense ratio on net assets attributable to common shares for the Fund (excluding interest expenses) was below the median on a gross basis and on a net basis. These comparisons may also have been affected by the extent of leverage of peer funds. The Board also took note of the fact that the expense ratios of the Peer Group funds may have increased since the date as of which the information was presented, given the level of market declines in the fourth quarter of 2008 and the first quarter of 2009. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

Profitability
The Board received and considered an estimated profitability analysis of Advent based on the Net Management Rate. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Advent received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients
The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, require greater resources from Advent and differs in terms of investment strategy and use of leverage. The Board also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

Semiannual Report | April 30, 2010 | 29

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AVK | Advent Claymore Convertible Securities and Income Fund

Fund Information |

Board of Trustees
Randall C. Barnes

Daniel Black

Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his position as an officer of the Advisor.

Officers
Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer

Investment Adviser
Advent Capital Management, LLC
NewYork, NewYork

Servicing Agent
Claymore Securities, Inc.
Lisle, Illinois

Custodian and Transfer Agent
The Bank of New York Mellon
New York, New York

Administrator
Claymore Advisors, LLC
Lisle, Illinois

Preferred Stock-
Dividend Paying Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor, its affiliates and the Fund’s Administrator with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Claymore’s website at www.claymore.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore’s website at www.claymore.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

Semiannual Report | April 30, 2010 | 31

AVK | Advent Claymore Convertible Securities and Income Fund

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC 1065 Avenue of the Americas New York, New York 10018

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable for a semi-annual reporting period.

(b)   There has been no change, as of the date of the filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

 (a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)   Not applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:      /s/ Tracy V. Maitland
_____________________________________________________________________

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 6, 2010

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
_____________________________________________________________________

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 6, 2010

By:      /s/ Robert White
_____________________________________________________________________

Name:        Robert White

Title:          Treasurer and Chief Financial Officer

Date:           July 6, 2010